Exhibit 99.5

National City(R)                          National City Home Loan Services, Inc.
                                          P.O. Box 1838
                                          Pittsburgh, PA 15230-1838



                         FORM OF COMPLIANCE CERTIFICATE

Soundview Home Loan Trust 2005-4
Asset-Backed Certificates, Series 2005-4

      I, Steven A. Baranet, hereby certify that I am a duly appointed Vice President of National City Home Loan Services, Inc. (the "Servicer"), and further certify as follows:

      1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2005, (the "Agreement"), among Financial Asset Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer and Deutsche Bank National Trust Co. as trustee.

      2. I have reviewed the activities of the Servicer during the preceding year and the Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement throughout the year.

      Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

      Date: 3-14-06



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National City Home Loan Services, Inc. is a subsidiary of National City Bank of
Indiana. First Franklin and NationPoint are divisions of National City Bank of Indiana, which is a wholly-owned subsidiary of National City Corporation. National City Home Loan Services, Inc. services loans for the following affiliated entities as First Franklin Loan Services, National City Loan Services and NationPoint:

National City Bank              National City Bank        National City Bank of
National City Bank               of Indiana                Kentucky
 of the Midwest                 National City Bank of     NationPoint
First Franklin                   Pennsylvania
 Financial Corporation
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                                                                   EQUAL HOUSING
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National City(R)                          National City Home Loan Services, Inc.
                                          P.O. Box 1838
                                          Pittsburgh, PA 15230-1838



In WITNESS WHEREOF, the undersigned has executed this certificate as of March 14,2006

                                 By: /s/ Steven A. Baranet
                                     -------------------------------------------
                                     Name: Steven A. Baranet
                                     Title: Vice President

      I, Nanette M. Stevens, a Senior Vice President of the Servicer, hereby certify that Steven A. Baronet is a duly elected, qualified, and acting Vice President of the Servicer and that the signature appearing above is his genuine signature.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 14, 2006

                                 By: /s/ Nanette M. Stevens
                                     -------------------------------------------
                                     Name: Nanette M. Stevens
                                     Title: Senior Vice President



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National City Home Loan Services, Inc. is a subsidiary of National City Bank of
Indiana. First Franklin and NationPoint are divisions of National City Bank of Indiana, which is a wholly-owned subsidiary of National City Corporation. National City Home Loan Services, Inc. services loans for the following affiliated entities as First Franklin Loan Services, National City Loan Services and NationPoint:

National City Bank              National City Bank        National City Bank of
National City Bank               of Indiana                Kentucky
 of the Midwest                 National City Bank of     NationPoint
First Franklin                   Pennsylvania
 Financial Corporation
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                                                                      [LOGO]
                                                                   EQUAL HOUSING
                                                                      LENDER